Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation March 2020

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2019 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2019 . A reconciliation of these non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found in the back of this presentation . 2

Company Overview 3

Overview of Icahn Enterprises ▪ Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packa gin g, Metals, Real Estate and Home Fashion ▪ IEP is majority owned and controlled by Carl Icahn – Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – As of December 31, 2019, Carl Icahn and his affiliates owned approximately 92.0% of IEP’s outstanding depositary units ▪ IEP benefits from cash flows from its subsidiaries: – CVR Energy: $3.20 per share annualized dividend – Recurring cash flows from our Real Estate segment ▪ IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis ▪ IEP has an $8.00 annualized distribution (12.8% yield as of February 28, 2020) (1) Investment segment total assets represents total equity (equity attributable to IEP was $4.3 billion) 4 ($Millions) As of December 31, 2019 Year Ended December 31, 2019 Assets Revenue Net Income (loss) Attrib. to IEP Adj. EBITDA Attrib. to IEP Investment (1) $8,783 ($1,414) ($775) ($723) Energy 4,673 6,385 246 572 Automotive 3,495 2,895 (197) (80) Food Packaging 517 375 (17) 37 Metals 233 341 (22) 2 Real Estate 514 103 16 24 Home Fashion 231 186 (17) (6) Mining — 382 299 55 Holding Company 3,693 (261) (599) (343) Total $22,139 $8,992 ($1,066) ($462)

CVR Energy Inc. (NYSE: CVI) Summary Corporate Organizational Chart WestPoint Home LLC PSC Metals LLC AREP Real Estate Holdings, LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. (NasdaqGS: IEP) Icahn Enterprises Holdings L.P. 1% 1% 99% LP Interest 79% 71% Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of 12/31/2019, Icahn Enterprises had investments with a fair market value of approximately $4.3 billion in the Investment Funds One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Independent refiner and marketer of transportation fuels 100% 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 100% 100% Note: Percentages denote equity ownership as of March 6, 2020. Excludes intermediary and pass through entities. 5 Icahn Automotive Group LLC Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services 100% 34%

Diversified Subsidiary Companies with Significant Inherent Value The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 6 Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services

▪ IEP began as American Real Estate Partners, which was founded in 1987, and now has a diversified portfolio to seven operating se gments and approximately $25 billion of assets as of December 31, 2019 ▪ IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results ▪ IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy – In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre - tax gain of $1.7 billion – In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million and ARI for $1.75 billion, resulting in a pre - tax gain of $400 million – In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness) , r esulting in a pre - tax gain of $252 million ▪ Acquired partnership interest in Icahn Capital Management L.P. in 2007 – IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds ▪ IEP also has grown the business through organic investment and through a series of bolt - on acquisitions Evolution of Icahn Enterprises Timeline of Recent Acquisitions and Exits (1) Based on closing stock price of $61.50 and approximately 218.4 million depositary and general partner equivalent units as of December 31, 2019. As of December 31, 2008 ▪ Mkt. Cap: $1.9bn ▪ Total Assets: $18.8bn Current (1) ▪ Mkt. Cap: $13.4bn ▪ Total Assets: $24.6bn American Railcar Industries 1/15/10: 54.4% of ARI’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Tropicana Entertainment 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Viskase 1/15/10: 71.4% of Viskase’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Year: 7 CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys American Railcar Leasing 2017: Sale of ARL for $3.4 billion Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $463 million

▪ IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies ▪ Activist strategy requires significant capital, rapid execution and willingness to take control of companies ▪ Implement changes required to improve businesses Ability to Maximize Shareholder Value Through Proven Activist Strategy Purchase of Stock or Debt ▪ IEP pursues its activist strategy and seeks to promulgate change – Dealing with the board and management – Proxy fights – Tender offers – Taking control ▪ With over 300 years of collective experience, IEP’s investment and legal team is capable of unlocking a target’s hidden value – Financial / balance sheet restructuring – Operation turnarounds – Strategic initiatives – Corporate governance changes ▪ Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy – IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn ▪ Active participation in the strategy and capital allocation for targeted companies – Not involved in day - to - day operations ▪ IEP will make necessary investments to ensure subsidiary companies can compete effectively Putting Activism into Action 8

Deep Team Led by Carl Icahn ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of 14 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 15 18 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 13 22 Nick Graziano Portfolio Manager, Icahn Capital 2 17 Brett Icahn Consultant, Icahn Enterprises L.P. 16 16 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 24 Andrew Langham General Counsel, Icahn Enterprises L.P. 15 20 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 11 9 Note: Information is as of March 6, 2020.

Overview of Operating Segments 10

Highlights and Recent Developments ▪ On January 2, 2020, IEP invested $1,000 million in the Investment Funds Since inception in 2004 through December 31, 2019 the Investment Funds’ cumulative return was approximately 101.5%, representing an annualized rate of return of approximately 4.7% ▪ Long history of investing in public equity and debt securities and pursuing activist agenda ▪ Employs an activist strategy that seeks to unlock hidden value through various tactics – Financial / balance sheet restructurings (e.g., CIT Group, Apple) – Operational turnarounds (e.g., Motorola, Navistar) – Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent) – Corporate governance changes (e.g., Newell, Caesars, DELL Technologies) ▪ As of December 31, 2019, the Investment Funds had a net short notional exposure of 56% Segment: Investment Segment Description ▪ IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) managed by the Investment segment ▪ Fair value of IEP’s interest in the Investment Funds was approximately $4.3 billion as of December 31, 2019 ▪ IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis Historical Segment Financial Summary 11 (1) Balance Sheet data as of the end of each respective fiscal period. (2) Aggregate ownership held directly by the Funds, as well as Carl Icahn and his affiliates. Based on most recent 13F Hold ing s Reports, 13D flings or other publicly available information. (3) Based on closing share price as of specified date. (4) Total economic exposure as a percentage of common shares issued and outstanding. Investment Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Total revenue $297 $737 ($1,4 14) Adjusted EBITDA 284 725 (1,43 7) Net income (loss) 118 679 (1,54 3) Adjusted EBITDA attrib. to IEP $138 $339 ($723 ) Net income (loss) attrib. to IEP 80 319 (775) Returns 2.1% 7.9% (15.4%) Select Balance Sheet Data (1) : Equity attributable to IEP $3,05 2 $5,06 6 $4,29 6 Total Equity 7,417 10,10 1 8,783 Significant Holdings (2) As of December 31, 2019 Company Mkt. Value ($mm) (3) % Ownership (4) $2,532 27.4% $1,679 23.9% $1,293 4.3% $1,196 7.7% $930 2.5%

Highlights and Recent Developments ▪ In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to us. As a result: – CVR Energy and its affiliates own 100% of CVR Refining’s outstanding common units ▪ CVR Energy's annualized dividend is $3.20 per unit ▪ Announced stock repurchase program for up to $300 million over the next 4 years Segment: Energy Segment Description ▪ CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN) – CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States – CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary 12 (1) Balance Sheet data as of the end of each respective fiscal period. Petroleum ▪ Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil – Approximately 216,000 bpcd of crude processing in Kansas and Oklahoma – Access to quality and price advantaged crude – 100% of crude purchased is WTI based – Complex refineries can process different types of crude oil to optimize profitability Fertilizer ▪ CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity – Large geographic footprint serving the Southern Plains and Corn Belt region Energy Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales $5,98 8 $7,12 4 $6,36 4 Adjusted EBITDA 405 821 880 Net income (loss) 316 334 314 Adjusted EBITDA attrib. to IEP $215 $460 $572 Net income (loss) attrib. to IEP 253 213 246 Select Balance Sheet Data (1) : Total assets $4,84 5 $4,83 1 $4,67 3 Equity attributable to IEP 1,160 1,274 1,312

Segment: Automotive Segment Description ▪ We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive"). ▪ Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers. Historical Segment Financial Summary 13 (1) Balance Sheet data as of the end of each respective fiscal period. Highlights and Recent Developments ▪ I cahn Automotive is in the process of implementing a multi - year transformation plan, which includes the integration and restructuring of the operations of its businesses. The transformation plan includes streamlining Icahn Automotive's corporate and field support teams; facility closures, consolidations and conversions; inventory optimization actions; and the re - focusing of its automotive parts business on certain core markets. ▪ Our Automotive segment's priorities include: – Positioning the service business to take advantage of opportunities in the do - it - for - me market and vehicle fleets; – Optimizing the commercial parts distribution business in certain high - volume core markets; – Exiting the automotive parts distribution business in certain low volume, non - core markets; – Improving inventory management across Icahn Automotive's parts and tire distribution network; and – Business process improvements, including investments in our supply chain and information technology capabilities. Automotive Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales and other revenues from operations $2,72 3 $2,85 8 $2,88 4 Adjusted EBITDA 3 (48) (80) Net income (loss) (51) (230) (197) Adjusted EBITDA attrib. to IEP $3 ($48) ($80) Net income (loss) attrib. to IEP (51) (230) (197) Select Balance Sheet Data (1) : Total assets $3,01 1 $3,02 4 $3,49 5 Equity attributable to IEP 1,727 1,747 1,750 (2)

Highlights and Recent Developments ▪ Future growth expected to be driven by changing diets of a growing middle class in emerging markets – Majority of revenues from emerging markets – Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017 ▪ Developed markets remain a steady source of income – Distribution channels to certain customers spanning more than 50 years ▪ Significant barriers to entry – Technically difficult chemical production process – Significant environmental and food safety regulatory requirements – Substantial capital cost Segment: Food Packaging Segment Description ▪ Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry ▪ Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) ▪ Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary 14 (1) Balance Sheet data as of the end of each respective fiscal period . Food Packaging Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales $392 $395 $383 Adjusted EBITDA 62 54 47 Net income (loss) (6) (15) (22) Adjusted EBITDA attrib. to IEP $45 $43 $37 Net income (loss) attrib. to IEP (5) (12) (17) Select Balance Sheet Data (1) : Total assets $487 $511 $517 Equity attributable to IEP 28 55 40

Highlights and Recent Developments ▪ Increasing global demand for steel and other metals drives demand for U.S. scrap ▪ Scrap recycling process is “greener” than virgin steel production – Electric arc furnaces drive scrap demand and are significantly more energy efficient than blast furnaces – Electric arc furnace steel mills are approximately 60% of U.S. production ▪ Highly fragmented industry with potential for further consolidation – Capitalizing on consolidation and vertical integration opportunities – PSC is building a leading position in its markets ▪ Product diversification will reduce volatility through cycles – Expansion of non - ferrous share of total business – Investments in processing plants to increase metal recoveries Segment: Metals Segment Description ▪ PSC Metals LLC is one of the largest independent metal recycling companies in the U.S. ▪ Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers ▪ Strong regional footprint (Upper Midwest, St. Louis Region and the South) Historical Segment Financial Summary 15 (1) Balance Sheet data as of the end of each respective fiscal period. Metals Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales $409 $466 $340 Adjusted EBITDA 20 24 2 Net income (loss) (44) 5 (22) Adjusted EBITDA attrib. to IEP $20 $24 $2 Net income (loss) attrib. to IEP (44) 5 (22) Select Balance Sheet Data (1) : Total assets $226 $233 $233 Equity attributable to IEP 182 177 156

Highlights and Recent Developments ▪ Business strategy is based on long - term investment outlook and operational expertise Rental Real Estate Operations ▪ Maximize value of commercial lease portfolio through effective management of existing properties – Seek to sell assets on opportunistic basis Property Development & Club Operations ▪ New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 176 and 1,096 units, respectively ▪ Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities ▪ Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014 Segment: Real Estate Segment Description ▪ Consists of rental real estate, property development and club operations ▪ Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants ▪ Property development is focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development ▪ Club operations focus on operating golf club and related activities Historical Segment Financial Summary 16 (1) Balance Sheet data as of the end of each respective fiscal period. (2) Excludes results from timeshare and casino resort property in Aruba Real Estate Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales and other revenues from operations $87 $106 $98 Adjusted EBITDA 40 48 24 Net income (loss) 549 112 16 Adjusted EBITDA attrib. to IEP $40 $48 $24 Net income (loss) attrib. to IEP 549 112 16 Select Balance Sheet Data (1) : Total assets $931 $508 $514 Equity attributable to IEP 846 465 474 (2)

Highlights and Recent Developments ▪ One of the largest providers of home textile goods in the United States ▪ Transitioned majority of manufacturing to low cost plants overseas ▪ Streamlined merchandising, sales and customer service divisions ▪ Focus on core profitable customers and product lines – WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog – Realizing success placing new brands with top retailers – Continued strength with institutional customers ▪ Consolidation opportunity in fragmented industry ▪ Acquired Vision Support Services ("VSS") in June 2019. VSS produces bedding and bath products for hospitality and healthcare sectors with strong presence in Europe and Middle East. VSS sources from a global network of 50 manufacturers Segment: Home Fashion Segment Description ▪ WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products ▪ WestPoint Home owns many of the most well - known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux ▪ WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes Historical Segment Financial Summary 17 (1) Balance Sheet data as of the end of each respective fiscal period. Home Fashion Segment FYE December 31, ($Millions) 2017 2018 2019 Select Income Statement Data: Net sales $183 $171 $187 Adjusted EBITDA (9) — (6) Net income (loss) (20) (11) (17) Adjusted EBITDA attrib. to IEP ($9) $ — ($6) Net income (loss) attrib. to IEP (20) (11) (17) Select Balance Sheet Data (1) : Total assets $183 $172 $231 Equity attributable to IEP 144 133 147

Financial Performance 18

Financial Performance 19 Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises FYE December 31, ($Millions) 2017 2018 2019 Investment $80 $319 ($775) Energy 253 213 246 Automotive (51) (230) (197) Food Packaging (5) (12) (17) Metals (44) 5 (22) Real Estate 549 112 16 Home Fashion (20) (11) (17) Mining 9 3 299 Railcar 1,171 1 — Holding Company 355 (638) (599) Discontinued Operations 157 1,720 (32) $2,454 $1,482 ($1,098) FYE December 31, ($Millions) 2017 2018 2019 Investment $138 $339 ($723) Energy 215 460 572 Automotive 3 (48) (80) Food Packaging 45 43 37 Metals 20 24 2 Real Estate 40 48 24 Home Fashion (9) — (6) Mining 17 16 55 Railcar 136 (2) — Holding Company 36 (323) (343) $641 $557 ($462)

Consolidated Financial Snapshot 20 FYE December 31, ($Millions) 2017 2018 2019 Net income (loss): Investment $118 $679 ($1,543) Energy 316 334 314 Automotive (51) (230) (197) Food Packaging (6) (15) (22) Metals (44) 5 (22) Real Estate 549 112 16 Home Fashion (20) (11) (17) Mining 10 1 311 Railcar 1,171 1 — Holding Company 355 (639) (599) Discontinued operations 234 1,764 (32) Net income (loss) $2,632 $2,001 ($1,791) Less: net income (loss) attributable to non - controlling interests 178 519 (693) Net income (loss) attributable to Icahn Enterprises $2,454 $1,482 ($1,098) Adjusted EBITDA: Investment $284 $725 ($1,437) Energy 405 821 880 Automotive 3 (48) (80) Food Packaging 62 54 47 Metals 20 24 2 Real Estate 40 48 24 Home Fashion (9) — (6) Mining 22 20 70 Railcar 136 (2) — Holding Company 36 (323) (343) Consolidated Adjusted EBITDA $999 $1,319 ($843) Less: Adjusted EBITDA attributable to non - controlling interests 358 762 (381) Adjusted EBITDA attributable to Icahn Enterprises $641 $557 ($462) Capital expenditures $316 $272 $250

Strong Balance Sheet 21 As of December 31, 2019 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Holding Company Consolidated Assets Cash and cash equivalents $11 $652 $46 $22 $3 $53 $1 $3,006 $3,794 Cash held at consolidated affiliated partnerships and restricted cash 989 — — 1 6 2 7 146 1,151 Investments 9,207 81 120 — — 15 — 522 9,945 Accounts receivable, net — 182 143 78 32 4 36 — 475 Inventories, net — 390 1,215 100 32 — 75 — 1,812 Property, plant and equipment, net — 2,888 916 161 122 386 68 — 4,541 Goodwill and intangible assets, net — 258 382 30 11 8 24 — 713 Other assets 1,076 222 673 125 27 46 20 19 2,208 Total assets $11,283 $4,673 $3,495 $517 $233 $514 $231 $3,693 $24,639 Liabilities and Equity Accounts payable, accrued expenses and other liabilities $1,310 $1,180 $1,340 $196 $70 $38 $66 $115 $4,315 Securities sold, not yet purchased, at fair value 1,190 — — — — — — — 1,190 Debt — 1,195 405 268 7 2 18 6,297 8,192 Total liabilities $2,500 $2,375 $1,745 $464 $77 $40 $84 $6,412 $13,697 Equity attributable to Icahn Enterprises $4,296 $1,312 $1,750 $40 $156 $474 $147 ($2,719) $5,456 Equity attributable to non - controlling interests 4,487 986 — 13 — — — — 5,486 Total equity $8,783 $2,298 $1,750 $53 $156 $474 $147 ($2,719) $10,942 Total liabilities and equity $11,283 $4,673 $3,495 $517 $233 $514 $231 $3,693 $24,639

IEP Summary Financial Information 22 ($ Millions) ▪ Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value d oes not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily co nsider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No re pre sentation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results w hic h may vary. (1) Represents equity attributable to us as of each respective date. (2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day ) a nd the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twel ve months ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019. (4) December 31, 2018, March 31, 2019 and June 30, 2019 represents the estimated proceeds based on the sale agreement signe d d uring December 2018. (5) Holding Company’s balance as of each respective date. For March 31, 2019, the distribution payable was adjusted to $27 mil lion, which represents the actual distribution paid subsequent to March 21, 2019. (6) Holding Company’s balance as of each respective date. As of ($Millions) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Market - valued Subsidiaries and Investments: Holding Company interest in Funds(1) $5,066 $4,772 $4,624 $4,283 $4,296 CVR Energy(2) 2,455 2,933 3,559 3,135 2,879 CVR Refining - direct holding(2) 60 — — — — Tenneco Inc.(2) 806 652 327 369 386 Total market - valued subsidiaries and investments $8,387 $8,357 $8,510 $7,787 $7,561 Other Subsidiaries: Viskase(3) 147 141 123 107 84 Real - Estate Holdings(1) 465 444 452 457 474 PSC Metals(1) 177 174 170 164 156 WestPoint Home(1) 133 129 155 149 147 Ferrous Resources(4) 423 428 455 12 — Icahn Automotive Group(1) 1,747 1,832 1,844 1,842 1,750 Total other subsidiaries $3,092 $3,148 $3,199 $2,731 $2,611 Add: Other Holding Company net assets(5) 344 50 (33) 71 186 Indicative Gross Asset Value $11,823 $11,555 $11,676 $10,589 $10,358 Add: Holding Company cash and cash equivalents(6) 1,834 2,139 3,337 2,453 3,006 Less: Holding Company debt(6) (5,505) (5,505) (6,755) (5,551) (6,297) Indicative Net Asset Value $8,152 $8,189 $8,258 $7,491 $7,067

Adjusted EBITDA Reconciliation 23

Non - GAAP Financial Measures 24 The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non - operational charges . We present EBITDA and Adjusted EBITDA on a consolidated basis and attributable to Icahn Enterprises net of the effects of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2019 25 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company Consolidated Adjusted EBITDA Net income (loss) ($1,543) $314 ($197) ($22) ($22) $16 ($17) $311 $ — ($599) ($1,759) Interest expense, net 106 102 20 17 1 (1) 1 3 — 296 545 Income tax expense (benefit) — 112 (55) 6 — (6) — 1 — (38) 20 Depreciation, depletion and amortization — 352 98 26 19 17 7 — — — 519 EBITDA before non - controlling interests ($1,437) $880 ($134) $27 ($2) $26 ($9) $315 $ — ($341) ($675) Impairment of assets — — — 1 1 — — — — — 2 Restructuring costs — — 6 8 3 — 1 — — — 18 Non - service cost of U.S. based pension — — — 2 — — — — — — 2 (Gain) loss on disposition of assets, net — — 4 — (1) — — (252) — — (249) Tax settlements — — — — — — — — — — — Other — — 44 9 1 (2) 2 7 — (2) 59 Adj. EBITDA before non - controlling interests ($1,437) $880 ($80) $47 $2 $24 ($6) $70 $ — ($343) ($843) Adjusted EBITDA attributable to IEP Net income (loss) ($775) $246 ($197) ($17) ($22) $16 ($17) $299 $ — ($599) ($1,066) Interest expense, net 52 45 20 13 1 (1) 1 1 — 296 428 Income tax expense (benefit) — 86 (55) 5 — (6) — 1 — (38) (7) Depreciation, depletion and amortization — 195 98 20 19 17 7 — — — 356 EBITDA attributable to IEP ($723) $572 ($134) $21 ($2) $26 ($9) $301 $ — ($341) ($289) Impairment of assets — — — 1 1 — — — — — 2 Restructuring costs — — 6 6 3 — 1 — — — 16 Non - service cost of U.S. based pension — — — 2 — — — — — — 2 (Gain) loss on disposition of assets, net — — 4 — (1) — — (252) — — (249) Tax settlements — — — — — — — — — — — Other — — 44 7 1 (2) 2 6 — (2) 56 Adjusted EBITDA attributable to IEP ($723) $572 ($80) $37 $2 $24 ($6) $55 $ — ($343) ($462)

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2018 26 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company Consolidated Adjusted EBITDA Net income (loss) $679 $334 ($230) ($15) $5 $112 ($11) $1 $1 ($639) $237 Interest expense, net 46 102 16 15 — 1 1 2 — 328 511 Income tax expense (benefit) — 46 (52) (4) 1 5 — 2 2 (14) (14) Depreciation, depletion and amortization — 339 92 26 18 19 8 6 — — 508 EBITDA before non - controlling interests $725 $821 ($174) $22 $24 $137 ($2) $11 $3 ($325) $1,242 Impairment of assets — — 90 — 1 — 1 — — — 92 Restructuring costs — — 5 9 — — 2 — — — 16 Non - service cost of U.S. based pension — — — 6 — — — — — — 6 (Gain) loss on disposition of assets, net — — 1 — — (89) — 3 (5) — (90) Tax settlements — — — — — — — — — — — Other — — 30 17 (1) — (1) 6 — 2 53 Adj. EBITDA before non - controlling interests $725 $821 ($48) $54 $24 $48 $ — $20 ($2) ($323) $1,319 Adjusted EBITDA attributable to IEP Net income (loss) $319 $213 ($230) ($12) $5 $112 ($11) $3 $1 ($638) ($238) Interest expense, net 20 40 16 11 — 1 1 2 — 328 419 Income tax expense (benefit) — 36 (52) (3) 1 5 — 2 2 (15) (24) Depreciation, depletion and amortization — 171 92 22 18 19 8 3 — — 333 EBITDA attributable to IEP $339 $460 ($174) $18 $24 $137 ($2) $10 $3 ($325) $490 Impairment of assets — — 90 — 1 — 1 — — — 92 Restructuring costs — — 5 7 — — 2 — — — 14 Non - service cost of U.S. based pension — — — 4 — — — — — — 4 (Gain) loss on disposition of assets, net — — 1 — — (89) — 2 (5) — (91) Tax settlements — — — — — — — — — — — Other — — 30 14 (1) — (1) 4 — 2 48 Adjusted EBITDA attributable to IEP $339 $460 ($48) $43 $24 $48 $ — $16 ($2) ($323) $557

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2017 27 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company Consolidated Adjusted EBITDA Net income (loss) $118 $316 ($51) ($6) ($44) $549 ($20) $10 $1,171 $355 $2,398 Interest expense, net 166 109 13 13 — 2 — 5 23 319 650 Income tax expense (benefit) — (341) (146) 21 43 — — 3 531 (643) (532) Depreciation, depletion and amortization — 322 111 25 20 20 8 5 7 — 518 EBITDA before non - controlling interests $284 $406 ($73) $53 $19 $571 ($12) $23 $1,732 $31 $3,034 Impairment of assets — — 15 1 — 2 1 — 68 — 87 Restructuring costs — — — 2 1 — 1 — — — 4 Non - service cost of U.S. based pension — — — 4 — — — — — — 4 (Gain) loss on disposition of assets, net — — (5) — — (496) — — (1,664) (1) (2,166) Tax settlements — — — — — (38) — — — — (38) Other — (1) 66 2 — 1 1 (1) — 6 74 Adj. EBITDA before non - controlling interests $284 $405 $3 $62 $20 $40 ($9) $22 $136 $36 $999 Adjusted EBITDA attributable to IEP Net income (loss) $80 $253 ($51) ($5) ($44) $549 ($20) $9 $1,171 $355 $2,297 Interest expense, net 58 44 13 9 — 2 — 4 23 319 472 Income tax expense (benefit) — (238) (146) 16 43 — — 2 531 (643) (435) Depreciation, depletion and amortization — 157 111 18 20 20 8 2 7 — 343 EBITDA attributable to IEP $138 $216 ($73) $38 $19 $571 ($12) $17 $1,732 $31 $2,677 Impairment of assets — — 15 1 — 2 1 — 68 — 87 Restructuring costs — — — 1 1 — 1 — — — 3 Non - service cost of U.S. based pension — — — 3 — — — — — — 3 (Gain) loss on disposition of assets, net — — (5) — — (496) — — (1,664) (1) (2,166) Tax settlements — — — — — (38) — — — — (38) Other — (1) 66 2 — 1 1 — — 6 75 Adjusted EBITDA attributable to IEP $138 $215 $3 $45 $20 $40 ($9) $17 $136 $36 $641